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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT February 6, 2006
                        (Date of Earliest Event Reported)


                               VERINT SYSTEMS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-15502

            Delaware                                        11-3200514
            --------                                        ----------
    (State of Incorporation)                             (I.R.S. Employer
                                                        Identification No.)



  330 South Service Road, Melville, New York                    11747
  ------------------------------------------                    -----
              (Address of principal                           Zip Code
                executive offices)

       Registrant's telephone number, including area code: (631) 962-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 8.01         Other Events

         On February 6, 2006, Verint Systems Inc. (the "Company") announced that it had acquired all of the outstanding shares of CM Insight Limited ("CM Insight"), a UK-based privately-held customer management solution provider that helps enterprises enhance their customer experience and improve the quality and performance of their contact center operations. The Company paid approximately $5.8 million in cash for CM Insight. In addition, the selling shareholders of CM Insight will be entitled to receive earn-out payments over two years based on certain performance targets. A copy of the press release dated February 6, 2006 issued by the Company relating to this acquisition is attached as an exhibit hereto and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

      (d) Exhibits.

          Exhibit No.   Description
          -----------   -----------

          99.1          Press Release of Verint Systems Inc., dated February 6,
                        2006.





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                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VERINT SYSTEMS INC.



                                    By:   /s/ Igal Nissim
                                          ---------------------------------
                                          Name:     Igal Nissim
                                          Title:    Chief Financial Officer



Dated:  February 7, 2006

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                           Description
-----------       ------------------------------------------------------------

     99.1         Press Release of Verint Systems Inc., dated February 6, 2006.